UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 18, 2026
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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation of the United States	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)
(415) 616-1000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on Form 8‑K filed on January 8, 2026, with the Securities and Exchange Commission, the Federal Home Loan Bank of San Francisco (the “Bank”) announced the appointment of Winthrop Watson as Interim President and Chief Executive Officer of the Bank while the Bank’s board of directors (the "Board") continued its search for a permanent President and Chief Executive Officer.

The Board has engaged in ongoing discussions with Mr. Watson regarding his continued service with the Bank. Following those discussions, Mr. Watson has informed the Board that he is willing to continue to serve as Interim President and Chief Executive Officer on an indefinite basis, pursuant to the terms of his existing employment agreement with the Bank, dated January 7, 2026 (the “Employment Agreement”). No amendments have been made to the Employment Agreement in connection with Mr. Watson’s continued service and the Employment Agreement remains in effect in accordance with its terms.

In light of Mr. Watson’s indication that he is willing to continue to serve in this role for the foreseeable future, and taking into account Mr. Watson’s demonstrated leadership and strategic vision and his extensive prior experience as a chief executive officer of a Federal Home Loan Bank, the Board is no longer at this time pursuing any candidates for the permanent President and Chief Executive Officer position.

“Winthrop is a highly experienced FHLBank leader, and the Board has strong confidence in his ability to continue leading the organization,” said Joan Opp, chair of the FHLBank San Francisco Board of Directors. “His steady leadership and deep understanding of the Bank position us well for continued stability and growth.”

“During my time at the Bank, I’ve been impressed by the team’s focus and strategic direction,” said Winthrop Watson, FHLBank San Francisco’s interim president and CEO. “I’m honored to continue working with the Board, our members, and employees to provide consistent, reliable funding, support housing affordability and community investment, and advance the Bank’s mission.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: June 18, 2026	By:	/s/ Andrea C. Brunetti
Andrea C. Brunetti Executive Vice President, Chief Legal Officer and Corporate Secretary